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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 28, 2001


                                  PFSWEB, INC.
             (Exact name of registrant as specified in its charter)


            DELAWARE                   000-28275                75-2837058
 (State or other jurisdiction of    (Commission File         (I.R.S. Employer
         incorporation)                 Number)           Identification Number)


                 500 NORTH CENTRAL EXPRESSWAY, PLANO, TX 75074
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (972) 881-2900

                                      NONE
          (Former name or former address, if changed since last report)



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ITEM 8. CHANGE IN FISCAL YEAR

         On June 28, 2001, the Registrant changed its fiscal year end from March 31 to December 31. A Form 10-K will be filed for the transition period.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           PFSweb, Inc.



Dated: July 13, 2001                       By: /s/ THOMAS J. MADDEN
                                               ---------------------------------
                                               Thomas J. Madden
                                               Executive Vice President, Chief
                                                Financial and Accounting Officer